UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008

LCC International, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 West Park Drive, Suite 315-A, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-873-2000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
  On May 1, 2008, LCC International, Inc. (the “Company”) announced that it has received notice from The Nasdaq Stock Market, LLC (“Nasdaq”) that it has regained compliance with Nasdaq Marketplace Rule 4310(c)(14). The notice follows the Company’s successful filing on April 29, 2008 of its Annual Report on Form 10-K with the Securities and Exchange Commission. As such, NASDAQ formally notified the Company that the previously-disclosed hearing scheduled before the Nasdaq Listing Qualifications Panel is now moot and its filing delinquency is cured.
A copy of the press release is furnished with this report as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 1, 2008

99.2	Nasdaq letter to LCC International, Inc. dated April 30, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

By:	/s/ Peter A. Deliso Peter A. Deliso
Senior Vice President, New Ventures,
General Counsel & Secretary
Date: May 1, 2008